Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes:
Earnings before income taxes and provision for income taxes consisted of the following for the years ended December 31, 2013, 2012 and 2011:

(in millions)	2013	2012	2011
Earnings before income taxes	$12,542	$13,004	$12,542
Provision for income taxes:
United States federal:
Current	$247	$226	$270
Deferred	(5)	(61)	118
Total United States	242	165	388
Outside United States:
Current	3,451	3,855	3,368
Deferred	(23)	(187)	(103)
Total outside United States	3,428	3,668	3,265
Total provision for income taxes	$3,670	$3,833	$3,653

United States income tax is primarily attributable to repatriation costs.
At December 31, 2013, applicable United States federal income taxes and foreign withholding taxes have not been provided on approximately $20 billion of accumulated earnings of foreign subsidiaries that are expected to be permanently reinvested. These earnings have been or will be invested to support the growth of PMI's international business. Further, PMI does not foresee a need to repatriate these earnings to the U.S. since its U.S. cash requirements are supported by distributions from foreign entities of earnings that have not been designated as permanently reinvested and existing credit facilities. Repatriation of earnings from foreign subsidiaries for which PMI has asserted that the earnings are permanently reinvested would result in additional U.S. income and foreign withholding taxes. The determination of the amount of deferred tax related to these earnings is not practicable due to the complexity of the U.S. foreign tax credit regime, as well as differences between earnings determined for book and tax purposes mainly resulting from intercompany transactions, purchase accounting and currency fluctuations.
On March 28, 2008, PMI entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with Altria. The Tax Sharing Agreement generally governs PMI’s and Altria’s respective rights, responsibilities and obligations for pre-distribution periods and for potential taxes on the spin-off of PMI by Altria. With respect to any potential tax resulting from the spin-off of PMI by Altria, responsibility for the tax will be allocated to the party that acted (or failed to act) in a manner that resulted in the tax.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	2013	2012	2011
Balance at January 1,	$124	$104	$95
Additions based on tax positions related to the current year	15	9	17
Additions for tax positions of previous years	3	309	8
Reductions for tax positions of prior years	(2)	(1)	(8)
Reductions due to lapse of statute of limitations	(16)	—	(7)
Settlements	(10)	(297)	—
Other	—	—	(1)
Balance at December 31,	$114	$124	$104

During 2012, PMI recorded additions to the unrecognized tax benefits liability for tax positions of previous years of $309 million. Included in this amount is $287 million, which is related to the conclusion of the IRS examination of Altria's consolidated tax returns for the years 2004-2006. The settlement with the IRS resulted in a reduction of the unrecognized tax benefits liability of $296 million in the same period (reflected in the $297 million of settlements in the table above). After consideration of the impact of the settlement on repatriation costs for subsequent tax years as well as interest costs, the net impact on the 2012 effective tax rate was $79 million, as noted below.
Unrecognized tax benefits and PMI’s liability for contingent income taxes, interest and penalties were as follows:

(in millions)	December 31, 2013	December 31, 2012	December 31, 2011
Unrecognized tax benefits	$114	$124	$104
Accrued interest and penalties	24	37	28
Tax credits and other indirect benefits	(56)	(72)	(55)
Liability for tax contingencies	$82	$89	$77

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $56 million at December 31, 2013. The remainder, if recognized, would principally affect deferred taxes.
For the years ended December 31, 2013, 2012 and 2011, PMI recognized (expense) income in its consolidated statements of earnings of $10 million, $(65) million and less than $1 million, respectively, related to interest and penalties.
PMI is regularly examined by tax authorities around the world and is currently under examination in a number of jurisdictions. The U.S. federal statute of limitations remains open for the years 2007 and onward. Foreign and U.S. state jurisdictions have statutes of limitations generally ranging from three to five years. Years still open to examination by foreign tax authorities in major jurisdictions include Germany (2007 onward), Indonesia (2008 onward), Russia (2010 onward) and Switzerland (2012 onward).
It is reasonably possible that within the next twelve months certain tax examinations will close, which could result in a change in unrecognized tax benefits, along with related interest and penalties. An estimate of any possible change cannot be made at this time.

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The effective income tax rate on pre-tax earnings differed from the U.S. federal statutory rate for the following reasons for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011
U.S. federal statutory rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:
Foreign rate differences	(12.2)	(11.8)	(12.5)
Dividend repatriation cost	6.6	6.0	6.5
Other	(0.1)	0.3	0.1
Effective tax rate	29.3%	29.5%	29.1%

The American Taxpayer Relief Act of 2012 (the “Act”) was enacted on January 2, 2013. Included in the Act were extensions through 2013 of several expired or expiring temporary business tax provisions, commonly referred to as “extenders.” The tax impact of new legislation is recognized in the reporting period in which it is enacted. Therefore, PMI recognized the impact of the Act, which was $17 million of expense, in the consolidated financial statements in the first quarter of 2013.

The 2013 effective tax rate decreased 0.2 percentage points to 29.3%. The 2013 effective tax rate was unfavorably impacted by the additional expense associated with the Act ($17 million) and the enactment of tax law changes in Mexico ($14 million). Excluding these special tax items, the change in the effective tax rate for the year ended December 31, 2013, was primarily due to earnings mix and repatriation cost differences.

The 2012 effective tax rate increased 0.4 percentage points to 29.5%. The 2012 effective tax rate was unfavorably impacted by an additional income tax provision of $79 million following the conclusion of the IRS examination of Altria's consolidated tax returns for the years 2004-2006, partially offset by a $40 million benefit from a tax accounting method change in Germany. Prior to March 28, 2008, PMI was a wholly owned subsidiary of Altria.

The 2011 effective tax rate increased 1.7 percentage points to 29.1%. The 2011 effective tax rate was favorably impacted by an enacted decrease in corporate income tax rates in Greece ($11 million) and the reversal of a valuation allowance in Brazil ($15 million).

The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities consisted of the following:

	At December 31,
(in millions)	2013	2012
Deferred income tax assets:
Accrued postretirement and postemployment benefits	$264	$279
Accrued pension costs	135	262
Inventory	170	135
Accrued liabilities	139	150
Foreign exchange	146	52
Other	144	139
Total deferred income tax assets	998	1,017
Deferred income tax liabilities:
Trade names	(738)	(816)
Property, plant and equipment	(311)	(320)
Unremitted earnings	(735)	(845)
Total deferred income tax liabilities	(1,784)	(1,981)
Net deferred income tax liabilities	$(786)	$(964)